Exhibit 99.2
NORTHSTAR REAL ESTATE INCOME II, INC. AND SUBSIDIARIES
INDEX TO PRO FORMA FINANCIAL STATEMENTS

Page
NorthStar Real Estate Income II, Inc. and Subsidiaries Unaudited Pro Forma Consolidated Financial Information	1
NorthStar Real Estate Income II, Inc. and Subsidiaries Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2015	2
NorthStar Real Estate Income II, Inc. and Subsidiaries Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2014	3
NorthStar Real Estate Income II, Inc. and Subsidiaries Notes to Unaudited Pro Forma Consolidated Financial Statements	4

NORTHSTAR REAL ESTATE INCOME II, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated statements of operations for the three months ended March 31, 2015 and year ended December 31, 2014 are presented as if NorthStar Real Estate Income II, Inc. (the “Company”) had acquired the Mid-South Industrial REIT I (“Mid-South Portfolio”) on January 1, 2014. The Mid-South Portfolio was acquired for an aggregate gross purchase price of approximately $317.5 million on June 19, 2015.
An unaudited pro forma consolidated balance sheet as of March 31, 2015 is not presented as the effect of the acquisition of the Mid-South Portfolio is fully reflected in the Company’s historical consolidated balance sheet as of June 30, 2015, which is included in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2015.
The allocation of the purchase price of the Mid-South Portfolio reflected in these unaudited pro forma consolidated financial statements has been based upon preliminary estimates of the fair value of assets acquired. A final determination of the fair value of the acquired assets will be based on the valuation of the tangible and intangible assets and liabilities of the Mid-South Portfolio that exist as of the date of completion of the acquisition. Consequently, amounts preliminarily allocated to identifiable tangible and intangible assets and liabilities could change significantly from those used in the pro forma consolidated financial statements presented and could result in a material change in amortization of tangible and intangible assets and liabilities. The fair value is a preliminary estimate and may be adjusted within one year of the acquisition in accordance with accounting principles generally accepted in the United States (“US GAAP”).
This unaudited pro forma consolidated financial information should be read in conjunction with the historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2015 and are not necessarily indicative of what the actual financial position or results of operations would have been had the Company completed the transaction as of the beginning of the period presented, nor is it necessarily indicative of future results. In the opinion of the Company’s management, the pro forma consolidated financial statements include all significant necessary adjustments that can be factually supported to reflect the effects of the acquisition.

NORTHSTAR REAL ESTATE INCOME II, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2015
(Dollars and Shares in Thousands, Except Per Share Data)

			Mid-South		Pro Forma
	Historical	(1)	Portfolio	(2)	Adjustments	(3)	Pro Forma
Net interest income
Interest income	$7,465		$—		$—		$7,465
Interest expense	1,973		—		—		1,973
Net interest income	5,492		—		—		5,492

Property and other revenues
Rental and other income	—		7,515		—		7,515
Total property and other revenues	—		7,515		—		7,515

Expenses
Asset management and other fees - related party	2,107		—		1,045	(4)	3,152
Mortgage notes interest expense	—		—		2,714	(5)	2,714
Transaction costs	347		—		(347)	(6)	—
Property operating expenses	—		2,010		34	(7)	2,044
General and administrative expenses	1,266		—		—		1,266
Depreciation	—		—		1,588	(8)	1,588
Total expenses	3,720		2,010		5,034		10,764
Income (loss) before equity in earnings (losses) of unconsolidated ventures and income tax benefit (expense)	1,772		5,505		(5,034)		2,243
Equity in earnings (losses) of unconsolidated ventures	133		—		—		133
Net income (loss)	1,905		5,505		(5,034)		2,376
Net (income) loss attributable to non-controlling interests	—		—		—		—
Net income (loss) attributable to NorthStar Real Estate Income II, Inc. common stockholders	$1,905		$5,505		$(5,034)		$2,376
Net income (loss) per share of common stock, basic/diluted	$0.05						$0.06
Weighted average number of shares of common stock outstanding, basic/diluted	38,091						38,091

See accompanying notes to unaudited pro forma consolidated financial statements.

NORTHSTAR REAL ESTATE INCOME II, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014
(Dollars and Shares in Thousands, Except Per Share Data)

			Mid-South		Pro Forma
	Historical	(1)	Portfolio	(2)	Adjustments	(3)	Pro Forma
Net interest income
Interest income	$11,539		$—		$—		$11,539
Interest expense	3,231		—		—		3,231
Net interest income	8,308		—		—		8,308

Property and other revenues
Rental and other income	—		28,981		—		28,981
Total property and other revenues	—		28,981		—		28,981

Expenses
Asset management and other fees - related party	2,601		—		4,179	(4)	6,780
Mortgage notes interest expense	—		—		10,857	(5)	10,857
Property operating expenses	—		7,303		144	(7)	7,447
General and administrative expenses	2,524		—		—		2,524
Depreciation	—		—		6,350	(8)	6,350
Total expenses	5,125		7,303		21,530		33,958

Net income (loss)	3,183		21,678		(21,530)		3,331
Net (income) loss attributable to non-controlling interests	—		—		—		—
Net income (loss) attributable to NorthStar Real Estate Income II, Inc. common stockholders	$3,183		$21,678		$(21,530)		$3,331
Net income (loss) per share of common stock, basic/diluted	$0.21						$0.22
Weighted average number of shares of common stock outstanding, basic/diluted	14,846						14,846

See accompanying notes to unaudited pro forma consolidated financial statements.

NORTHSTAR REAL ESTATE INCOME II, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(1)
Represents the Company’s consolidated statement of operations for the three months ended March 31, 2015 and year ended December 31, 2014, as reported in Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2015 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, respectively.

(2)
The historical information represents the unaudited results of operations for the three months ended March 31, 2015 and audited results of operations for the year ended December 31, 2014 of the Mid-South Portfolio.

(3)
The pro forma adjustments represent the acquisition of the Mid-South Portfolio as if it had occurred on January 1, 2014 for the statement of operations for the three months ended March 31, 2015 and year ended December 31, 2014.

(4)
Represents the impact of the monthly asset management fee expense equal to one-twelfth of 1.25% of the amount allocated for the acquisition of the Mid-South Portfolio, payable to the Company’s advisor.

(5)
Represents the interest expense on new borrowings and amortization of deferred financing costs of $2.7 million and $10.9 million for the three months ended March 31, 2015 and the year ended December 31, 2014, respectively. In connection with the acquisition of the Mid-South Portfolio, the Company obtained ten-year senior debt financing with an aggregate principal amount of approximately $250.0 million and a fixed interest rate of 4.31%.

(6)	Represents the elimination of $0.3 million of non-recurring accrued transaction related expenses for the three months ended March 31, 2015.
(7)
Represents the impact of the new contractual property management fee totaling $0.2 million and $0.8 million for the three months ended March 31, 2015 and year ended December 31, 2014, respectively, offset by an adjustment to eliminate historical management fees of $0.1 million and $0.6 million for the three months ended March 31, 2015 and year ended December 31, 2014, respectively.

(8)
Represents depreciation expense for the three months ended March 31, 2015 and year ended December 31, 2014 based on the preliminary purchase price allocation for the Mid-South Portfolio. The purchase price allocation is a preliminary estimate and may be adjusted within one year of the acquisition in accordance with US GAAP. The value of the buildings are depreciated based on estimated useful lives of 40 years.

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